PURCHASE AGREEMENT


     This Purchase Agreement ("Agreement") dated July 15, 1999, by and between e.TV, Inc., a Delaware corporation ("ETV") with offices at 12735 Gran Bay Parkway, Building 200, Jacksonville, Florida 32258 and The Free Network LLC, a Michigan limited liability company ("TFN") with offices at 1607 Big Beaver Road, Suite 201, Troy, Michigan 48083.

                                    Recitals

     TFN has agreed to acquire certain independent network marketing sales representatives, customers and obligations of ETV and ETV will aid TFN in the successful transition of said representatives, customers and obligations.

     Neither TFN or ETV is subject to any agreement or understanding which would prevent any aspect of this Agreement, except as set forth herein.

     Now, therefore, in consideration of the foregoing recitals, which are true and correct and are incorporated herein, and the mutual covenants and promises contained herein, the parties agree as follows:

     1)               Definitions

          (a) "Customer" shall mean one who authorizes an Independent Representative of TFN to maintain or switch their long distance telephone service and/or Internet service to the carrier of TFN's choice, the long distance telephone service carrier for purposes of this Agreement is Unidial Communications, Inc., a Kentucky corporation ("Unidial").

          (b) "TFN Representative" shall mean one who executes a TFN Independent
          Representative   agreement   and   abides   by  the  TFN   Independent
          Representative policies and procedures.

          (c) "Purchased Assets" shall mean the ETV network of Independent Representatives and a list of customers of Unidial's long distance telephone services signed up by ETV's Independent Representatives which will be encouraged to become TFN Independent Representatives, there being no requirement, obligation, or guaranty that the customers will remain Unidial customers or the ETV Independent Representatives will become and/or remain TFN Independent Representatives, and ETV's right title and interest in and to that certain Agent's Agreement, as amended and restated, between ETV and Unidial (the "Unidial Agreement").




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          (d)  "Independent  Representative"  shall mean an independent  network marketing sales representative.

2)       Purchase Price

          (a) The aggregate  purchase  price for the  Purchased  Assets shall be
          $250,000.00 (the "Purchase Price"). The Purchase Price shall be deposited into an escrow account at closing in the form of a wire transfer of immediately available funds and held pursuant to that certain Escrow Agreement of even date herewith (the "Escrow Agreement") among TFN, ETV and Certilman Balin Adler & Hyman, LLP, as escrow agent (the "Escrow Agent").

          (b) ETV will, following confirmation of the Escrow Agent's receipt of the Purchase Price, supply a computer diskette containing a hierarchy report listing ETV's Independent Representatives and their respective customers billing telephone numbers to TFN at closing.

          (c) While this Agreement is in effect, and for a period of two (2) years after its termination, ETV shall not, whether as principal, agent, partner, joint venturer or in any other capacity and whether acting in its own name or through any other person, corporation or entity in which ETV has or will have an interest, compete with TFN its owners, subsidiaries, affiliates or their successors or assigns, in any way in the "Network Marketing" or "Multilevel" arena in the United States.

          (d) ETV will assign ETV's rights under its Agent's Agreement with UniDial to TFN, subject to Unidial's consent thereto.

         3)       Right to Purchase Inventory

          (a) TFN shall have an option for 45 days from the date of this Agreement to purchase a maximum of 500 units of ETV's inventory of TV set-top boxes produced by Boca Research, Inc. (the "Inventory") for a purchase price of $200.00 per unit on terms and conditions to be determined by ETV and TFN upon notice of TFN's intent to purchase the Inventory (the "Option").

          (b) In the event that TFN exercises its Option, ETV agrees that each unit purchased by TFN will be properly programmed to comply with TFN's internet provider. All costs and expenses of the purchase of the Inventory by ETV from Boca Research, Inc. and programming of the Inventory shall be paid by ETV.

          (c) The parties acknowledge that if TFN does not purchase the Inventory pursuant to the Option, ETV shall have a substantial risk of loss since in all likelihood it will be unable to sell the Inventory without its Independent Representatives for which ETV has negotiated an increased Purchase Price to compensate for this risk. TFN
          acknowledges   that  ETV  is  relying  on  TFN's  performance  of  its
          obligations in entering into this Agreement upon the terms and conditions hereof.






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         4)       Survival

          (a) The terms of this Agreement shall survive for the periods set forth herein and the representations and warranties shall survive until the expiration of their applicable statutes of limitation except that the terms of Section 2(c) and Sections 8 through 19 shall survive indefinitely.

          (b) TFN shall not be liable to ETV for loss of profits or damages of any kind whatsoever or for any kind of compensation on account of or arising directly or indirectly from termination of this Agreement in accordance with the terms hereof, or for any expenditures, investments or commitments made by ETV, and all rights and claims of that nature as may otherwise exist are hereby unconditionally and irrevocably waived by ETV.

          (c) Notwithstanding any other provision of this Agreement, upon termination of this Agreement the parties will comply with all requirements of law applicable to such termination.

5)       Representations and Warranties of ETV

          (a) ETV represents and warrants to the TFN that the following representations and warranties are true and correct on the date of this Agreement:

                    (i) Corporate Organization and Authorization. ETV is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, operate and lease its properties (including the Purchased Assets) and to carry on its business as is now being conducted, and is qualified or licensed to do business in each jurisdiction in which the property owned, leased or operated by it in connection with its business or the nature of its business makes such qualification or licensing necessary. ETV has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of ETV.

                    (ii) Title to the Purchased Assets. ETV has all right, title and interest in the Purchased Assets free and clear of any liens, security interests, charges and encumbrances.

                    (iii) Material Contracts. ETV is not in default under, and has received no notice of default with respect to, any material contracts, leases, purchase orders and other agreements in effect on the date hereof which materially affect any of the Purchased Assets, except as set forth in
                    Schedule 5(a)(iii).

                    (iv) Tax Returns and Payments. ETV has received no notice from any taxing authority of any material obligation that may constitute or result in any lien or encumbrance on the Purchased Assets.

                    (v) Binding Agreement. This Agreement has been duly executed and delivered by ETV. This Agreement, assuming it is the valid and binding agreement of TFN, is the valid and binding obligation of ETV enforceable against ETV in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The execution and delivery by ETV of this Agreement and the consummation by ETV of the transactions contemplated hereby (i) will not violate ETV's Articles of Incorporation or ByLaws or, assuming the obtaining of necessary consents, any material contract, agreement or other instrument to which ETV is a party or by which it is bound, or, to ETV's knowledge, any judgment, order or decree of any court to which ETV is subject or any law or regulation of any governmental authority to which ETV is subject, the violation of which could reasonably be expected to have a material adverse effect on the Purchased Assets and (ii) will not result in the creation or imposition of any lien or encumbrance against any of the Purchased Assets.

                    (vi) No Litigation. There is no litigation, proceeding or governmental investigation pending or, to the knowledge of ETV, threatened against ETV relating to any of the Purchased Assets which could reasonably be expected to have a materially adverse effect on the consummation of the transactions contemplated hereby or result in any material adverse effect on the Purchased Assets.

                    (vii) Permits and Licenses. To the knowledge of ETV, ETV is in possession of all material permits, licenses or other authorizations of governmental authorities required for the conduct of its business and its business has been conducted in accordance with the material requirements of such permits, licenses or other authorizations of governmental authorities in effect on the date hereof.


                    (viii) No Condemnation Pending. ETV has not received any notice from any Federal, state, county or municipal agency or authority with respect to the taking of any of the Purchased Assets and there is no proceeding pending or, to the knowledge of ETV, threatened with respect thereto.


                    (ix) Brokers. ETV has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

                    (x) Compliance with Law. ETV is in substantial compliance in all material respects with all applicable Federal, state and local laws, ordinances and published rules and regulations of any governmental entity having jurisdiction over its business and any judgments, injunctions, orders or decrees applicable to its business except in all cases for noncompliance that could not reasonably be expected to have a material adverse effect on the Purchased Assets.


                    (xi) Bankruptcy, etc. ETV has not commenced proceedings under any bankruptcy, reorganization, arrangement, debt or receivership law, been deemed insolvent, or consented to the appointment of a receiver or assignment for the benefit of creditors.

6)       Representations and Warranties of TFN

               (a) TFN represents and warrants to ETV that the following representations and warranties are true and correct on the date of this Agreement:

                    (i) Organization, Good Standing and Power. TFN is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Michigan and has all requisite power and authority to own its properties and to carry on its business as it is presently being conducted. TFN has all requisite power and authority to purchase and own the Purchased Assets and perform the other covenants and agreements of TFN under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action of TFN.

                    (ii) Binding Agreement. This Agreement has been duly executed and delivered by TFN. This Agreement, assuming it is the valid and binding agreement of ETV, is a valid and binding obligation of TFN, enforceable against TFN in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The execution and delivery of this Agreement by TFN and the consummation by TFN of the transactions contemplated hereby will not violate the Articles of Organization or Operating Agreement of TFN or any material contract, agreement or other instrument to which TFN is a party or by which it or any of its properties are bound, or, to TFN's knowledge, any judgment, order or decree of any court to which TFN is subject or any law or regulation of any governmental authority to which TFN is subject, the violation of whic could reasonably be expected to have a material adverse effect on TFN.

                    (iii) Required Consents. There are no governmental or other third party consents or approvals required to be obtained by TFN or any legal, contractual or other limitations on TFN's purchase of the Purchased Assets.

                    (iv) Brokers. TFN has not paid or become obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement. TFN represents that ETV shall have no obligations whatsoever to any broker resulting from this Agreement or the transactions contemplated hereby.

7)       Conditions of Closing

               (a) The obligations of TFN under this Agreement are subject to the satisfaction of all the following conditions as of the date of this Agreement, any of which may be waived in writing by TFN:

                    (i) all representations and warranties of ETV contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement; and

                    (ii) ETV shall have performed in all material respects all of its covenants and agreements hereunder and shall deliver or cause to be delivered the required documents, information, files, and instruments as set forth in this Agreement.

               (b)  The   obligations  of  ETV  hereunder  are  subject  to  the
               satisfaction of all of the following conditions as of the date of this Agreement, any of which may be waived in writing by ETV:

                    (i) all representations and warranties of TFN contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement;

                    (ii) TFN shall have performed in all material respects all of its covenants and agreements hereunder and shall deliver or cause to be delivered the required documents, information, files, and instruments as set forth in this Agreement; and

                    (iii)the payment of the Purchase Price described in Section 1 shall have been paid by TFN.


         8)       Confidentiality and Nonuse of Proprietary Information

     The parties acknowledge that in connection with this Agreement, each party may have disclosed or may disclose information to the other party, in written, oral, visual or other form, relating to technical information, drawings, descriptions,  specifications,  techniques,  manuals,  and  marketing  and sales information (all such information being referred to as the "Confidential Information"), provided, however, that the term Confidential Information shall not include such portions thereof which (i) ar or become generally available to the public through no fault of the parties or materials such as general informational brochures that are prepared by the parties for distribution to the public, (ii) such information that becomes available to the other party on a nonconfidential basis from a source which is not prohibited from disclosing such information to the other party, (iii) is required to be disclosed pursuant to court or administrative agency orders or subpoena, (iv) is required to be disclosed by law, rule or regulation or the rules and regulations of any governmental or quasi-governmental agency, or self-regulating organization, including without limitation, the NASDAQ Stock Market, or (v) other disclosures made in accordance with Section 19(a) hereof. Each party agrees that they will not, without the other party's prior written consent, disclose any Confidential Information to any other person and will not use any of the Confidential
Information  for  any  purpose.   Each  part  will  disclose  the   Confidential
Information only to the other party's employees and others within that party's organization who need to know for the purpose of this Agreement and each party will assure compliance by such persons with the terms of this Agreement. Each party's respective Confidential Information will remain the property of that party and each party agrees to return all Confidential Information, including copies thereof, to the other party on demand. In addition to other remedies, each party shall be entitled to specific performance and injunctive and equitable relief as a remedy for any breach of this Section 8. Upon expiration or termination of this Agreement, each party shall return the Confidential Information to the other party immediately without need for demand.

         9)       Governing Law

     This agreement shall be interpreted, construed, governed and enforced according to the internal laws of the State of Michigan without regard to conflict or choice of laws of Michigan or any other jurisdiction. This Agreement shall be executed in Michigan and is intended to be performed in Michigan.

         10)      Attorney's Fee

     In the event of any arbitration or litigation or appeal process concerning any controversy, claim, or dispute between the parties hereto, arising out of or relating to this Agreement or the breach thereof, or the interpretation thereof, the prevailing party shall be entitled to recover from the non-prevailing party reasonable expenses, and attorney's fee and costs incurred therein whether by judgment or settlement or in the enforcement or collection of any judgment or award rendered therein. The term "prevailing party" means the party determined by the court or arbitrator to have most substantially prevailed, even if such party did not prevail in all matters.

         11)      Amendments

     Any amendment or modification of this Agreement, or any waiver or consent granted hereunder, must be in writing and signed by the party to be bound thereby to be valid for purposes of this Agreement, and any such amendment, modification, waiver or consent shall be valid only in the specific circumstances for which it is given.

         12)      Successors and Assigns

     Neither this Agreement, nor any of the rights and duties of ETV hereunder, are assignable or transferable without the prior written consent of TFN and any purported assignment or transfer by ETV without such consent shall be void. TFN may assign its rights or delegate its performance hereunder, in whole or in part, to any affiliated company.


         13)      No Waiver

     If any party to this Agreement fails to, or elects not to enforce any rights or remedy to which it may be entitled hereunder or by law, such right or remedy shall not be waived, nor shall such non-action be construed to confer a waiver as to any continued or future acts, nor shall any other right or remedy be waived as a result thereof. No right under this Agreement shall be waived except as evidenced by a written document signed by the party waiving such right.

         14)      Arbitration

     Any dispute, controversy or claim arising out of or related to this Agreement, or the breach, termination, or invalidity hereof, that is not resolved amicably by the parties shall be finally determined and settled by the American Arbitration Association in accordance with the arbitration rules in effect the date of the Agreement, with such arbitration taking place in Oakland County, Michigan. The American Arbitration Association shall be the appointing authority. The number of arbitrators shall be one. The judgment of such arbitration proceeding shall be binding upon the parties and may be entered and enforced in any jurisdiction within or without the United States. The arbitrator shall, in his or her decision, state all relevant and material findings of fact and conclusions of law necessary or desirable to explain and support said decision. Actions seeking injunctive relief shall be non-arbitrable.

15)      Injunction

     It is mutually acknowledged, understood and agreed that the Confidential Information and talents and abilities of, and the services to be rendered hereunder by, TFN and ETV respectively are exceptional, unique and irreplaceable, and that any breach, violation or evasion by ETV or TFN of the terms of this Agreement will result in immediate and irreparable injury and harm to TFN or ETV respectively. Accordingly, the parties hereto agree that in the event of any breach, violation or evasion of this Agreement by ETV or TFN, TFN or ETV respectively shall be entitled to the remedies of injunction and specific performance as well as to all other legal or equitable remedies to which TFN or ETV respectively may legally be entitled, including, without limitation, the immediate termination of this Agreement.

         16)      Compliance With Laws

     ETV and TFN shall at all times comply with applicable laws in connection with this Agreement. ETV and TFN represent and warrant to each other that it is fully authorized and qualified to perform its obligations set forth in this Agreement in accordance with all applicable laws and agrees to maintain such authorization and qualification at all times.




17)      Indemnification

                    (a) ETV agrees to indemnify and hold harmless TFN and its affiliates against all claims, demands, suits, liabilities, losses, costs and expenses, including attorneys' fees and disbursements, arising out of or from any acts or omissions of any nature whatsoever of ETV or its shareholders, directors, officers, agents, representatives or employees.

                    (b) TFN agrees to indemnify and hold harmless ETV and its affiliates against all claims, demands, suits, liabilities, losses, costs and expenses, including attorneys' fees and disbursements, arising out of or from any acts or omissions of any nature whatsoever of TFN or its shareholders, directors, officers, agents, representatives or employees.

         18)      Notices

     All notices given in connection with this Agreement shall be made in writing, sent by certified, registered mail, express mail, or by courier, messenger or overnight carrier addressed as follows or as may, from time to time be designated in writing by either party:

                  e.TV, Inc.
                  P.O. Box 2772
                  Ponte Vedra, Florida 32004-2772
                  Attention:  Chief Financial Officer

                  THE FREE NETWORK L.L.C.
                  1607 Big Beaver Rd.  Suite #201
                  Troy, Michigan 48083
                  Attention: Vitaliano Terracciano

     Notice shall be deemed given when served personally, or if either mailed via certified mail, return receipt requested or surrendered to a federally licensed common carrier for same or next day delivery, then two days after said mailing or surrender. Either party to this contract/agreement can change their address for purposes of receiving notice, in accordance with notice provision.

19)      Miscellaneous

                    (a) Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated hereby shall only be made at such time and in such manner as the parties hereto shall agree in writing; provided, however, that nothing herein shall prevent either party upon notice to the other from making such public announcements as such party's counsel may advise such party in writing to make in order to satisfy any legal obligations of such party.

                    (b) From time to time after the date of this Agreement, as and when requested by either party hereto, TFN and ETV shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as ETV or TFN may deem necessary or desirable to carry out the intent and purposes of this Agreement, to convey, transfer, assign and deliver to TFN, the Purchased Assets (or to evidence any of the foregoing) and to consummate and give effect to the other transactions, covenants and agreements contemplated hereby.

                    (c) This Agreement sets forth the entire agreement and understanding between the parties concerning the subject matter hereof. In case any one or more of the rights or obligations under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining rights and obligations shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of such rights and obligations under this Agreement in any other jurisdiction.

                    (d) Neither ETV nor TFN shall authorize, permit or acquiesce in any action, which would otherwise constitute a breach of this Agreement if such action were taken by ETV or TFN respectively, to be taken by (i) any person controlling, controlled by or under common control with, ETV or TFN respectively, or (ii) any relative of any such person, or
                    (iii) any other person in which or with whom ETV or TFN respectively, or any such person or relative has a legal or beneficial interest or arrangement


     (c) The provisions of this Agreement are intended to be severable. In the case one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

     (d) The titles appearing in this Agreement are for convenience only, and shall have no effect on the construction or interpretation of this Agreement.




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         IN  WITNESS  WHEREOF,  TFN and ETV have  caused  this  Agreement  to be executed by the undersigned officers, duly authorized on the date written above.


e.TV, Inc.                                        The Free Network, L.L.C.


By: /s/ David S. Greenspan                        By:/s/ Vitaliano Terracciano
   --------------------------------                  ---------------------------
   David S. Greenspan                                Vitaliano Terracciano
   Its: Chief Financial Officer                      Its: President of Business
                                                          Development










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